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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 7, 2004

                                Aehr Test Systems
             (Exact name of Registrant as specified in its chapter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

    400 Kato Terrace
    Fremont, CA                                                94539
  (Address of principal executive offices)                   (Zip Code)

                              510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             99.1       Press Release dated January 7, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

            On January 7, 2004, Aehr Test Systems issued a press release announcing financial results for its second fiscal quarter ended November 30, 2003 of its fiscal year 2004. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K.

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                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  January 7, 2004
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer


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                               EXHIBIT INDEX

Exhibit
Number     Description
-------    ------------

99.1       Press Release dated January 7, 2004.